ACTIVA


(LOGO: ACTIVA LOGO)


                                 ANNUAL REPORT
                               DECEMBER 31, 1999



ACTIVA MONEY MARKET FUND
   Sub-Adviser: JP Morgan Investment
   Management, Inc.

ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: Van Kampen Management, Inc.

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Asset Management, LLP

ACTIVA GROWTH FUND
   Sub-Adviser: State Street Research &
   Management Company

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Nicholas-Applegate
   Capital Management


A selection of stock, bond, and money market funds, managed by professional advisers, which are designed to help investors meet their financial goals.

ACTIVA Mutual Funds Annual Report


Contents
                                                                        Page

SHAREHOLDER LETTER                                                         1

ACTIVA MONEY MARKET FUND                                                   2

ACTIVA INTERMEDIATE BOND FUND                                              3

ACTIVA VALUE FUND                                                          4

ACTIVA GROWTH FUND                                                         6

ACTIVA INTERNATIONAL FUND                                                  7

SCHEDULE OF INVESTMENTS

   Activa Money Market Fund                                                8

   Activa Intermediate Bond Fund                                          10

   Activa Value Fund                                                      13

   Activa Growth Fund                                                     19

   Activa International Fund                                              22

                                                                        Page

STATEMENT OF ASSETS AND LIABILITIES                                       27

STATEMENT OF OPERATIONS                                                   28

STATEMENT OF CHANGES IN NET ASSETS                                        29

NOTES TO FINANCIAL STATEMENTS                                             30


FINANCIAL HIGHLIGHTS                                                      34

INDEPENDENT AUDITORS' REPORT                                              36



ACTIVA Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
WWW.ACTIVAFUNDS.COM

ANNUAL REPORT


Dear Shareholder

I am pleased to provide you with the Annual Report to Shareholders for the Activa Mutual Funds for the period ending December 31, 1999. Please review the following pages which include the sub-advisers' management discussion and performance review of the funds.

The second half of 1999 brought many changes to the Activa Funds. The launch of our new funds was very successful, and we are excited about our new investment managers. One of the reasons we were eager to bring you a new family of funds was to give our shareholders the opportunity to diversify their investments, a strategy known as asset allocation.

Asset allocation is an investment strategy that involves combining different asset classes such as stocks, bonds, international investments and cash into one portfolio. This is a strategy used by major pension funds to obtain their investment objectives. Individual investors can also use this same strategy by investing in a variety of mutual funds. Diversifying among different types of mutual funds alleviates the risk of having all your eggs in one basket.

The reason diversification reduces risk is because different asset classes, such as stocks and bonds, rise and fall independent of each other. In addition to different asset classes, your portfolio can be further diversified over different equity investment "styles". Managers use different strategies or styles to manage their equity funds. Management styles such as growth and value give you another dimension of diversification, as various styles fall in and out of favor periodically and performance between styles can vary dramatically.

An asset allocation strategy works best when the investments are held over longer periods of time. Over longer time periods, the gains in one asset class tend to offset losses in another asset class, reducing the volatility in your portfolio. Keep in mind that the asset allocation decision is one of the most important decisions you will make as an investor, as a portfolio's asset allocation typically drives over 90% of a portfolio's performance.

As we have communicated to you recently, we have enhanced our services to provide you with more information on your investment in the Activa Funds, such as our web site and quarterly statements. We have also provided you with greater ease to communicate with us by expanding our phone hours and adding e-mail. We hope you have found our new services helpful. We here at the Activa Funds continue to explore ways to make investing with us convenient. Be sure to look for our new telephone exchange options coming later this year.

As markets continue to be volatile into the Year 2000, we believe an asset allocation strategy will be your best defense in reducing the risk of your portfolio. Be sure to visit our web site at www.activafunds.com, or call our toll-free number to see how using the Activa Mutual Funds can help you achieve an asset allocation strategy suited to your investment goals.


Sincerely,

/s/ James J. Rosloniec

James J. Rosloniec


                                               ACTIVA Mutual Funds Annual Report

ACTIVA Money Market Fund-- JP Morgan Investment Management, Inc.


The Activa Money Market Fund returned 1.83% for the period since inception on August 19, 1999 through December 31, 1999.

Although inflation has remained benign and wage pressures are still subdued, the Federal Reserve has embarked on a path of incremental tightening in a proactive attempt to keep inflation at bay. At mid-year, when the Fed began tightening, credit and swap spreads both widened and the equity market tumbled. Since October, however, spreads have narrowed and the equity market has rebounded largely due to the vigilance of the Federal Reserve, and its adoption of a neutral stance. As expected, we finished the year with higher yields due to the lingering probability of additional Fed action, global synchronized growth, and uncertainty about when the previous moves will begin to slow U.S. growth.

Over the past four months, the Fund maintained a barbell strategy, meaning we invested at the very short end of the yield curve for liquidity while at the same time invested farther out on the yield curve (though still less than 1-year), to capture higher yields. In addition, our significant allocation to floating-rate notes added to performance. These securities reset regularly (usually quarterly), therefore we benefit in a rising rate environment. Because of the barbell structure and the floating-rate note allocation, the Fund has performed very well versus its peer group.

Conversely, the need to maintain liquidity by investing a large percentage of the Fund in overnight maturing securities to prepare for the unforeseen Y2K events, detracted from performance. Investor caution and the accommodative measures of the Federal Reserve resulted in a flood of cash into money market instruments, which drove short-term yields down dramatically in the last week of December. Money market rates into early January traded as low as 2% for Fed funds and below 1.5% for agency issuance.

We expect the rising rate environment to continue, with a quarter percentage point hike from the Federal Reserve at its February meeting. Eventually, these incremental steps will bring about the desired slow down and "soft landing." We think that the current strength in oil prices will translate into increasing headline inflation, noticeable as early as the first quarter of 2000. Global synchronized growth and central bank activity in response will be a significant theme for 2000. As such, we will keep the fund barbelled to maintain liquidity, yet opportunistically capture higher yields along the yield curve.



ACTIVA Mutual Funds Annual Report

ACTIVA Intermediate Bond Fund-- Van Kampen Management, Inc.


Unfortunately for bond market participants, 1999 proved to be a difficult year for the U.S. fixed-income market. At year-end, the 30-year U.S. Treasury yield stood at 6.48% versus 5.09% at year-end 1998.

During the fourth quarter, the U.S. economy continued to be characterized by solid growth and modest inflation. U.S. consumer demand remained strong despite concerns about rising trade deficits and rising interest rates. The higher interest rate environment will increase the financial cost of doing business and may contribute to a slowing in economic growth.

The Lehman Brothers Aggregate Bond Index returned 1.04% for the four months ended December 31, 1999 or since inception of the Activa Intermediate Bond Fund. For the same four-month period, U.S. Treasuries returned .01%.
Non-Treasuries outperformed U.S. Treasuries as higher yields contributed to higher returns. The best performing sector was the mortgage-backed sector, which returned 2.01%, while asset-backed securities followed with a 1.29% total return. Finally, investment-grade corporate bonds returned 1.12% and U.S. government agency securities returned .83%.

As of December 31, 1999, the Activa Intermediate Bond Fund had a duration of 4.9 years, which was comparable to the 4.9-year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. With respect to relative sector weightings, the Fund held overweight positions in the asset-backed sector and an underweight position in the U.S. Treasury sector. We anticipate maintaining the current posture as we enter the new year. Yield premiums in the non-treasury sector remain attractive and present attractive total return opportunities. The Fund generated total returns of .63% since inception.

We expect economic expansion to continue despite the higher interest rate environment. Looking ahead, the market appears to be anticipating at least another .50% federal funds rate increase, as the Fed attempts to maintain a balance between economic growth and low inflation.

We believe the Year 2000 will continue to present challenges for fixed-income portfolios. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.



                                               ACTIVA Mutual Funds Annual Report

ACTIVA Value Fund-- Wellington Asset Management, LLP


1999 was another difficult year for value stocks. Growth stocks, especially technology stocks, continued to dominate the markets returns. Uncertainty surrounding Y2K as well as rising energy prices and gold prices caused fears of higher interest rates. Investors gravitated towards a narrow list of large cap names led by technology. While the S&P 500 returned 21.04% in 1999, only eight stocks contributed more than 50% of the return.

Your fund underperformed its benchmark, the Russell 1000 Value Index, for the year ended December 31, 1999 with a return of minus 6.70% versus 7.35%. During the first half of 1999, value stocks had an advantage over growth stocks as gains in the equity markets broadened beyond technology stocks. The Value Fund was up 12.1% at the end of June 1999 versus 12.8% for the Russell 1000 Value. Towards the end of the third quarter of 1999, growth stocks once again took the lead in the market and the Fund's performance began to deteriorate relative to its benchmark. Most of the Fund's underperformance occurred in the fourth quarter, leading to the negative return for 1999. This led to the Fund replacing the sub-advisor in December, as discussed in more detail below.

The bulk of the Value Fund's underperformance occurred in four sectors: Capital Goods, Consumer Cyclicals, Financial Services and Technology. Within the Capital Goods sector, underperformance was compounded by the poor performance of Lockheed Martin, whose shares lost half their value in the second half of the year due to several profit warnings issued by the company.

The Value Fund, compared to its benchmark, was underweight in technology, which negatively impacted relative performance. Most of the gains in the technology sector were in high growth stocks with high P/Es multiples, too high for the Fund's value discipline. Technology stocks held in the fund included Compaq, Raytheon and Seagate, which did not participate in the huge gains of the sector. However, we believe these stocks have attractive relative valuations along with strong return potential.

The Consumer Cyclical sector had strong performance in the fourth quarter, however, the Fund underperformed in this sector. Performance was negatively impacted by Dana Corporation, which was severely penalized after announcing earnings despite meeting consumer's estimates. In the Financial Services sector, the Fund's overweighting in insurance companies hurt performance. Fund holdings Aetna and Chubb had large negative returns due to potential class action lawsuits against HMOs. Allstate, another insurance holding, also had a negative return due to several large natural catastrophes posing a threat to earnings. Overweight positions in the energy and transportation sectors, which sectors lagged the market, also negatively impacted performance.

The Fund outperformed its benchmark in the Communications sector, with strong fourth quarter returns from holdings AT&T and US West, Inc. These holdings were buoyed by strong sales of wireless telephone service and high speed internet connections.

The Value Fund changed sub-advisers on December 30th, replacing Ark Asset Management Co., Inc. with Wellington Asset Management, LLP. This report has been prepared by Activa Asset Management, LLC. As a result of the change in sub-advisers, 95% of the portfolio's holdings were sold and replaced in the last week of December. Wellington Asset Management, LLP uses a sector-neutral style. A sector-neutral strategy keeps the Fund's portfolio sector weightings within 2% of the sector weightings in the Russell 1000 Value Index, allowing the Fund's sub-adviser to add value through stock selection.

Although value stocks have been out of favor during the past few years, they tend to move in and out of favor over different market cycles. Because of their style rotation with growth stocks over long periods of time, we believe value stocks are an important part of an overall asset allocation strategy.



ACTIVA Mutual Funds Annual Report

ACTIVA Value Fund continued



                          Average Annual Total Return*
                         Period Ended December 31, 1999*
--------------------------------------------------------------------------------

                              1 YEAR          5 YEAR          10 YEAR
ACTIVA VALUE FUND**           -6.70%          15.15%           11.90%
RUSSELL 1000 VALUE***          7.35%          23.07%           15.60%
S&P 500****                   21.04%          28.54%           18.20%

Year-by-Year Performance

                 AVERAGE ANNUAL RETURN OF THE ACTIVA VALUE FUND
   Growth of an assumed $10,000 investment in Activa Value Fund from 12/31/89 through 12/31/99: includes all fees

Date     RUSSELL 1000 VALUE         S&P 500         ACTIVA VALUE FUND


12/89          10000                10000           10000
12/90          9191                 9688            10100
12/91          11454                12640           14323
12/92          13035                13604           14576
12/93          15398                14972           16157
12/94          15091                15170           15209
12/95          20879                20863           19857
12/96          25391                25654           24459
12/97          34332                34212           31813
12/98          39698                43997           36685
12/99          42616                53254           34232


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). Prior to 1991 and 1998, the Fund had a maximum sales charge of 6% and 3% respectively, based upon amount of shares purchased. Performance prior to April 22, 1998 does not reflect the Fund's 12b-1 fee of 0.25% which was reduced to 0.15% on September 1, 1999. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders in the tax year received. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the Prospectus, Statement of Additional Information, and the Financial Highlights at the end of this report.


** Wellington Asset Management, LLP became the Fund's sub-adviser on December 30, 1999. Ark Asset Management Co., Inc. was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.


*** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.


**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


                                               ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund -- State Street Research & Management Company


During the fourth quarter the stock market staged a powerful rally which brought the annual total return performance for the S&P 500 above 20% for the fifth year in a row. Your portfolio outperformed the S&P 500 since inception with a return of 13.8% versus 9.4%. Far and away the biggest contributor to both the quarter's and the year's return was the stellar performance of the Technology sector. The three other sectors which outperformed the index in the quarter were Basic Materials, Capital Goods and Consumer Discretionary. Your fund, compared to the S&P 500, held overweighted positions in Consumer Discretionary, Capital Goods and Technology. The Fund held underweighted positions in Health Care and Consumer Staples which underperformed the index during the quarter. There were several individual stock holdings that negatively affected performance and those will be addressed below.

Technology contributed a large portion of the gain seen in the quarter due to both our overweighted position versus the S&P 500 and also due to our individual stock selection. Outstanding performers included CISCO Systems, Microsoft, EMC Corp., Sun Microsystems and Teradyne. The participation across industries in technology was broad as evidenced by the above-mentioned companies: networking, software, storage, enterprise hardware and semiconductor capital equipment.

The Consumer Discretionary sector's strong showing was bolstered by the ongoing consolidation in media and entertainment as well as healthy advertising spending and a healthy environment for consumer spending. We had several winners in this category including Omnicom, CBS, America Online and Wal-Mart and also several underperformers including Best Buy and Staples.

The Capital Goods (or Other category) turned in a strong return primarily due to the strength of General Electric. We also owned Tyco International that had a negative return in the fourth quarter due to the company being the subject of what we believe to be unfounded allegations of accounting irregularities. We continue to hold both our positions in General Electric and Tyco International.

On the Health Care front several names, which we believe have strong fundamentals, performed well below the market including Bristol Myers, Pfizer and Guidant. We underweighted the sector consistently throughout 1999 and will continue with that posture heading into the new year. One company's stock that did particularly well in the quarter was Amgen and we continue to hold that position as well as a position in Biogen, another biotechnology company where we see opportunity for growth going forward.

The Consumer Staples sector continued its record of underperformance relative to the S&P 500 for the year in the fourth quarter. Your fund's exposure to this sector had been underweight which helped performance, as did the fact that several individual stocks in the Fund's portfolio had strong upside performance in the last three months of the year. More indicative of the overall sector's performance was that of drugstore operator CVS, which negatively affected returns.

Given the powerful finish for the stock market at the end of December, many stocks, particularly those in technology and related industries, are up very sharply for the quarter and the year. Valuations among the market leaders are stretched and overall stock returns for 2000 are more likely to mirror profit returns which we believe should be in the 8%-10% range. It seems unlikely that we will see any meaningful valuation or price earnings multiple expansion as long as the trend in interest rates is up and the rate increases are at the top of investors' minds. We will be monitoring market and economic developments closely and will continue to focus our efforts on investing in companies with above-average earnings growth prospects and real competitive advantages.



ACTIVA Mutual Funds Annual Report

ACTIVA International Fund -- Nicholas Applegate Capital Management


Around the world, stocks soared in the fourth quarter of 1999. Among the factors contributing to 1999's worldwide equity market surge were stronger economies in Japan, Europe, and emerging markets, exceptional returns for technology stocks, and a heightened focus by corporate management on enhancing shareholder value.

Developed non-U.S. markets benefited from improving economies and an increased focus among corporate management on enhancing shareholder value. As a result, restructuring and record levels of merger and acquisition activity characterized European markets. Japan's economic rebound catalyzed global growth, and its expectation for increased imports improved prospects for neighboring Asian emerging countries.

Since inception, the Fund's portfolio advanced 42.14% versus 18.23% for its benchmark, the MSCI EAFE Index. Stock selection in Japan, France, the UK and the Netherlands boosted the portfolio's performance during this period, as did holdings in the Technology and Business Services sectors. Strong companies posting robust gains during this quarter include UK-based ARM Holdings PLC, a designer of reduced instruction set computing (RISC) microprocessors. In the Netherlands, KPNQwest, a telecommunications services company posted excellent gains. Another strong contributor was Softbank Corporation, who invests in Internet, software, finance and networking companies such as Yahoo! Inc., E-Trade Group Inc. and Softbank Commerce Corporation.

Also contributing to the performance of the portfolio was an overweighted position in Japan and France relative to the benchmark. During the fourth quarter, we increased our exposure in emerging Asia, as well as Europe and Latin America. Economic recoveries, as many emerging countries moved to speed up the pace of reform and pick-up in economic growth in many parts of the world, resulted in renewed investor interest for emerging market stocks. Also, we are finding excellent opportunities on a stock-by-stock basis in the Technology sector. As in the United States, technology stocks overseas delivered impressive gains and we increased our weighting in the semiconductor/electronic component industry.

Looking ahead, ongoing deregulation, privatization, stronger competition and merger and acquisition activity inspire optimism for additional gains. Applying our bottom-up approach, we continue to find exceptional companies meeting our strict investment criteria around the world.



                                               ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
MONEY MARKET FUND 12/31/99

                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
CERTIFICATES OF DEPOSIT                                                  17.20%
     5TH 3RD BK 5.98% 1/28/00                                                              3,500,000           3,500,114
     BANC ONE CD 5.93% 10/2/00                                                             2,500,000           2,498,726
     BYRSCHE YCD 5.93% 10/2/00                                                             1,000,000             998,683
     DETCHBK YCD 6.19% 12/1/00                                                             5,000,000           4,996,938
     DRSDNR YCD 5.85% 2/2/00                                                               2,500,000           2,500,000
     BYRSCHE YCD MTHY 6.45% 12/15/00                                                       3,000,000           2,997,569
     UNION BK YANKEE 6.34% 12/4/00                                                         2,000,000           1,998,677
     UNION BK YANKEE 6.39% 12/21/00                                                        1,500,000           1,499,306
                                                                                                            --------------
                                                                                                              20,990,013
                                                                                                            --------------

COMMERCIAL PAPER                                                         59.00%
     ALPINE SEC. DCP 5.96% 2/29/00                                                         1,500,000           1,485,348
     ASPEN FDING 5.95% 1/19/00                                                             1,000,000             997,025
     ASPEN FUNDING 5.95% 1/14/00                                                           3,000,000           2,993,554
     ASSET SECUR 5.93% 1/28/00                                                             2,000,000           1,991,105
     ASSOCIATES 4.0% 1/3/00                                                                5,000,000           4,998,889
     BANK AMER 5.87% 1/24/00                                                               2,500,000           2,500,000
     BANK AMERICA 5.99% 3/13/00                                                            1,000,000             988,020
     BANK OF NY DCP 5.75% 2/22/00                                                          2,000,000           1,983,389
     BELLSOUTH FDG CP 5.68% 2/10/00                                                        2,000,000           1,987,378
     BRITISH TELE.PLC 5.85% 2/16/00                                                        3,000,000           2,977,575
     CITIBANK CAP MKT 5.88% 2/9/00                                                         3,000,000           2,980,890
     CREGEM N. AMERICA 5.88% 1/21/00                                                       3,000,000           2,990,200
     CXC INC. 5.85% 2/2/00                                                                 3,000,000           2,984,400
     ENTERPRISE FDG 6.55% 1/18/00                                                          3,000,000           2,990,721
     FHLB 1.5% 1/3/00                                                                      6,667,000           6,666,444
     FLEET FIN. VRN 6.24% 10/13/00                                                         2,000,000           1,999,069
     FRANCE TCOM 5.9% 2/7/00                                                               3,500,000           3,478,776
     GENERAL ELEC DCP 5.76% 2/18/00                                                        3,000,000           2,976,960
     GMAC D/C/P 5.72% 3/17/00                                                              2,000,000           1,975,849
     NAT'L AUSTRL DCP 5.77% 1/19/00                                                        3,000,000           2,991,345
     NEWPORT FUNDING 5.69% 1/20/00                                                         1,000,000             996,996
     NEWPORT FUNDING 6.01% 1/14/00                                                         3,500,000           3,492,404
     PARTHENON REC. 6.55% 1/18/00                                                          1,000,000             996,907
     REC CAP CORP 5.95% 1/26/00                                                            1,000,000             995,868
     RECEIVABLES CAP. 6.12% 1/14/00                                                        2,500,000           2,494,475
     SALOMON SMITH 6.49% 1/27/00                                                           1,000,000             995,313
     SOUTHERN CO. C/P 5.75% 2/9/00                                                         3,000,000           2,981,313
     UBS FIN. 4.25% 1/3/00                                                                 1,000,000             999,764
     WINDMILL FUNDING 6.11% 1/18/00                                                        3,500,000           3,489,894
                                                                                                            --------------
                                                                                                              72,379,871
                                                                                                            --------------

US TREASURY BILLS                                                         4.90%
     U.S. T-BILL 3.0% 1/6/00                                                               6,000,000           5,997,500
                                                                                                            --------------

FEDERAL HOME LOAN BANK                                                    8.60%
     FHLB VRN 5.92% 10/4/00                                                                5,000,000           4,997,398
     FHLB DN 1.95% 1/3/00                                                                  5,500,000           5,499,404
                                                                                                            --------------
                                                                                                              10,496,802
                                                                                                            --------------

ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

                                       8

ACTIVA Schedule of Investments continued
MONEY MARKET FUND 12/31/99

                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
CORPORATE BONDS                                                           7.80%
     AM. EXP. FLOATER 5.72% 7/12/00                                                        2,500,000           2,499,238
     KEY BANK VRN 6.38% 4/28/00                                                            2,000,000           2,000,619
     KEY CORP QTY FLT 6.31% 8/7/00                                                         2,000,000           2,001,719
     MORGAN STAN. DW 5.51% 1/19/00                                                         3,000,000           3,000,000
                                                                                                            --------------
                                                                                                               9,501,576
                                                                                                            --------------

MEDIUM TERM NOTE                                                          2.50%
     AT&T QTLY 7.77% 6/14/00                                                               3,000,000           3,018,716
                                                                                                            --------------

TOTAL SHORT TERM OBLIGATIONS - 100% (Cost $121,810,975)                                                      122,384,478
                                                                                                            ==============


                                               ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/99

                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
BANKERS ACCEPTANCES                                                       0.90%
     CANADA-GOV 6.375% 11/30/04                                                            1,480,000           1,446,700
                                                                                                            --------------

US TREASURY NOTES                                                         7.30%
     US T-NOTES  6.25% 2/15/03                                                             9,000,000           8,976,597
     US T-NOTES  6.25% 4/30/01                                                             2,500,000           2,502,225
                                                                                                            --------------
                                                                                                              11,478,822
                                                                                                            --------------

US TREASURY STRIPS                                                        0.50%
     UST-STRIP PO 9.13% 5/15/18                                                            2,500,000             720,500
                                                                                                            --------------

FEDERAL HOME LOAN MORTGAGE                                               12.50%
     FHLMC GOLD 6.5% 6/1/29                                                                6,975,650           6,583,270
     FHLMC GOLD  6.00% 6/1/29                                                              4,984,186           4,568,305
     FHLMC GOLD  6.50% 6/1/29                                                              4,974,250           4,694,449
     FHLMC 6.5% 8/15/24                                                                    4,000,000           3,832,640
                                                                                                            --------------
                                                                                                              19,678,664
                                                                                                            --------------

FEDERAL NATL MORTGAGE ASSOC                                              27.40%
     FNMA D/N 5/18/00                                                                      5,000,000           4,892,100
     FNMA 6.00% 5/15/08                                                                    4,500,000           4,212,765
     FNMA 4.625% 10/15/01                                                                  2,500,000           2,422,425
     FNMA NT 5.125% 2/13/04                                                                2,270,000           2,134,640
     FNMA 6.625% 9/15/09                                                                   5,500,000           5,348,750
     FNMA CMO 6.50% 9/25/23                                                                5,000,000           4,818,025
     FNMA 6.5% 9/18/24                                                                     2,800,000           2,681,980
     FNMA #252715 6.5% 9/1/29                                                              2,493,366           2,350,771
     FNMA 6% #481427 1/1/29                                                                4,946,473           4,529,090
     FNMA #481473 6.0% 2/1/29                                                              3,478,551           3,185,031
     FNMA #490080 6.5% 3/1/29                                                              2,396,971           2,259,888
     FNMA #490179 6.5% 3/1/29                                                              2,365,746           2,230,449
     FNMA #496567 6.0% 4/1/14                                                              2,511,975           2,385,573
                                                                                                            --------------
                                                                                                              43,451,487
                                                                                                            --------------

GOVERNMENT NATL MORTGAGE ASSOC                                            6.00%
     GNMA 6.5% 470387 5/15/29                                                              4,985,125           4,682,877
     GNMA 7% #490240 9/15/29                                                               4,946,153           4,779,220
                                                                                                            --------------
                                                                                                               9,462,097
                                                                                                            --------------

AIRLINES                                                                  0.70%
     DELTA  10.125% 5/15/10                                                                  925,000           1,032,531
                                                                                                            --------------

AUTOMOTIVE                                                                4.00%
     BWA 8% 10/1/19                                                                        1,810,000           1,760,225
     DAIMLER 7.20% 9/1/09                                                                  2,000,000           1,967,500
     DANA CORP 7% 3/15/28                                                                  1,743,000           1,522,946
     DELPHI 7.125% 5/1/29                                                                  1,250,000           1,096,875
                                                                                                            --------------
                                                                                                               6,347,546
                                                                                                            --------------

ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/99
                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
BANKING                                                                   7.60%
     BSCH ISS 7.625% 11/3/09                                                               1,000,000             991,250
     BANK ONE 6.00% 2/17/09                                                                1,000,000             891,250
     BAC 6.25% 4/1/08                                                                      2,000,000           1,862,500
     CHASE 6.66% 1/15/07                                                                   5,000,000           4,918,125
     CHASE 7.125% 6/15/09                                                                  1,400,000           1,366,750
     FIRST UNION 6.4% 4/1/08                                                               1,400,000           1,288,000
     NATL WEST 7.375% 10/1/09                                                                650,000             636,188
                                                                                                            --------------
                                                                                                              11,954,063
                                                                                                            --------------

BEVERAGES                                                                 0.60%
     J SEAGRAM 7.6% 12/15/28                                                               1,000,000             941,250
                                                                                                            --------------

CHEMICALS                                                                 0.90%
     DUPONT 6.875% 10/15/09                                                                1,500,000           1,460,625
                                                                                                            --------------

ELECTRIC UTILITY                                                          7.30%
     PP&L TRANS 6.60% 3/25/05                                                              4,000,000           3,975,300
     PECO 1999-A 5.80% 3/1/07                                                              5,500,000           5,208,500
     S.CAR E&G 6.125% 3/1/09                                                               1,500,000           1,366,875
     WPS RESOURCES  7% 11/1/09                                                             1,000,000             963,750
                                                                                                            --------------
                                                                                                              11,514,425
                                                                                                            --------------

ENTERTAINMENT                                                             0.70%
     DISNEY 5.8% 10/27/08                                                                    200,000             179,750
     VIACOM 7.75% 6/1/05                                                                     950,000             958,313
                                                                                                            --------------
                                                                                                               1,138,063
                                                                                                            --------------

FINANCIAL SERVICES                                                       17.30%
     ASSOCIATES CORP 4/20/04                                                               3,500,000           3,320,625
     CCIMT 6.65% 11/15/06                                                                  4,450,000           4,366,563
     FINOVA 7.25% 11/8/04                                                                    560,000             553,700
     FNCC 6.15% 9/15/04                                                                    1,250,000           1,224,950
     FORD  6.4% 10/15/02                                                                   5,250,000           5,222,569
     GMAC NT 5.75% 11/10/03                                                                1,500,000           1,426,875
     HALT 6.65% 7/15/05                                                                    5,000,000           4,964,650
     SCAMT 6.35% 2/16/07                                                                   5,000,000           4,929,100
     US WEST 6.375% 7/15/08                                                                1,400,000           1,282,750
                                                                                                            --------------
                                                                                                              27,291,782
                                                                                                            --------------

FOOD SERVICE                                                              2.00%
     KROGER 8% 9/15/29                                                                     1,650,000           1,608,750
     SAFEWAY 7.5% 9/15/09                                                                  1,550,000           1,528,688
                                                                                                            --------------
                                                                                                               3,137,438
                                                                                                            --------------

GAS UTILITY                                                               0.70%
     SOUTH UNION 8.25% 11/15/29                                                            1,025,000           1,027,563
                                                                                                            --------------

                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/99

                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
OIL & EXPLOR PROD & SER                                                   2.00%
     CHEVRON 6.625% 10/1/04                                                                2,000,000           1,972,500
     CONOCO INC. 6.95% 4/15/29                                                             1,250,000           1,132,813
                                                                                                            --------------
                                                                                                               3,105,313
                                                                                                            --------------

TELECOMMUNICATIONS                                                        1.60%
     MCI CORP. 6.50% 4/15/10                                                               1,500,000           1,395,000
     SPRINT CAP 6.875% 11/15/28                                                            1,250,000           1,114,063
                                                                                                            --------------
                                                                                                               2,509,063
                                                                                                            --------------

TOTAL FIXED INCOME - 100% (Cost $159,263,177)                                                                157,697,931
                                                                                                            ==============



ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
VALUE FUND - 12/31/99


                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
AEROSPACE                                                                 2.10%
     NORTHROP GRUMMAN CORP.                                                                    5,300             286,531
     UNITED TECHNOLOGIES                                                                      34,000           2,210,000
                                                                                                            --------------
                                                                                                               2,496,531
                                                                                                            --------------

AIRCRAFT ENGINES & ENGINE PARTS                                           1.10%
     HONEYWELL INTERNATIONAL                                                                  23,400           1,349,888
                                                                                                            --------------

AIRLINES                                                                  0.90%
     AMR CORP/DEL                                                                              1,800             120,600
     MESABA HOLDINGS, INC.                                                                   *31,500             360,281
     SKYWEST INC.                                                                             20,100             562,800
                                                                                                            --------------
                                                                                                               1,043,681
                                                                                                            --------------

AUTOMOTIVE                                                                2.10%
     DELPHI AUTOMOTIVE SYSTEMS                                                                35,300             555,975
     FORD MOTOR CO DEL                                                                        20,500           1,095,469
     GENERAL MOTORS CORP.                                                                     11,200             814,100
     TRW INC.                                                                                  1,900              98,681
                                                                                                            --------------
                                                                                                               2,564,225
                                                                                                            --------------

AUTOMOTIVE PARTS & EQUIPMENT                                              0.60%
     FEDERAL- MOGUL CORP.                                                                     34,100             686,263
                                                                                                            --------------

BANKING                                                                  12.00%
     BANK ONE CORP.                                                                           93,100           2,985,019
     CITIGROUP INC.                                                                          158,200           8,789,977
     MERCANTILE BANKSHARES                                                                    14,300             456,706
     PACIFIC CENTURY FINANCIAL                                                                 8,500             158,844
     PEOPLE'S BANK                                                                            30,500             644,313
     US BANCORP                                                                               17,600             419,100
     UNIONBANCAL CORPORATION                                                                  40,900           1,612,994
     WACHOVIA CORP.                                                                            2,200             149,600
                                                                                                            --------------
                                                                                                              15,216,553
                                                                                                            --------------

BEVERAGES - DOMESTIC                                                      0.90%
     PEPSICO INC.                                                                             29,600           1,043,400
                                                                                                            --------------

BROADCASTING                                                              3.10%
     AT&T CORP.- LIBERTY MEDIA                                                               *40,300           2,287,025
     CLEAR CHANNEL COMM.                                                                       6,200             553,350
     SCRIPPS CO. CL-A                                                                         20,400             914,175
                                                                                                            --------------
                                                                                                               3,754,550
                                                                                                            --------------

BUSINESS SERVICES                                                         1.60%
     FIRST DATA CORP.                                                                         38,300           1,888,669
                                                                                                            --------------

                                              ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/99


                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
CHEMICALS                                                                 2.10%
     AIR PRODUCTS & CHEMICALS                                                                 18,800             630,975
     CABOT CORP.                                                                               5,100             103,913
     DU PONT E I DE NEMOURS                                                                   25,400           1,673,225
     GREAT LAKES CHEM CORP.                                                                    3,700             141,294
                                                                                                            --------------
                                                                                                               2,549,407
                                                                                                            --------------

COMMUNICATIONS EQUIPMENT                                                  1.30%
     AMERICAN TOWER CORP.                                                                     49,200           1,503,675
     GENERAL CABLE CORP.                                                                       4,900              37,056
                                                                                                            --------------
                                                                                                               1,540,731
                                                                                                            --------------

COMMERCIAL SERVICES                                                       0.20%
     CONVERGYS CORP.                                                                          *9,200             282,900
                                                                                                            --------------

COMPUTERS                                                                 1.80%
     ADAPTEC, INC.                                                                           *16,100             802,988
     COMPAQ COMPUTER CORP.                                                                    25,700             695,506
     QUANTUM CORPORATION                                                                     *12,000             181,500
     UNISYS CORP.                                                                            *14,300             456,706
                                                                                                            --------------
                                                                                                               2,136,700
                                                                                                            --------------

CONTAINERS & PACKAGING                                                    0.70%
     SMURFIT-STONE CONTAINER                                                                 *36,800             901,600
                                                                                                            --------------

DIVERSIFIED                                                               0.30%
     SPIEKER PROPERTIES                                                                       10,200             371,663
                                                                                                            --------------

ELECTRIC UTILITY                                                          4.10%
     CALPINE CORP.                                                                           *10,000             640,000
     DUKE ENERGY CORP.                                                                        10,700             536,338
     EDISON INTERNATIONAL                                                                      9,000             235,688
     MONTANA POWER CO.                                                                        14,700             530,119
     PECO ENERGY CO.                                                                          17,200             597,700
     PINNACLE WEST CAP                                                                        39,800           1,216,388
     UNICOM CORPORATION                                                                       34,900           1,169,150
                                                                                                            --------------
                                                                                                               4,925,383
                                                                                                            --------------

ELECTRICAL & ELECTRONIC                                                   0.10%
     ENDESA                                                                                    4,300              86,806
                                                                                                            --------------

ELECTRONICS                                                               3.20%
     ANALOG DEVICES INC.                                                                      *5,200             483,600
     MOTOROLA, INC.                                                                           18,600           2,738,850
     3COM CORP.                                                                              *15,000             705,000
                                                                                                            --------------
                                                                                                               3,927,450
                                                                                                            --------------

ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/99



                                                                            % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
ENERGY                                                                    0.20%
     DQE INC.                                                                                  5,600             193,900
     SUNCOR ENERGY INC.                                                                          800              33,400
                                                                                                            --------------
                                                                                                                 227,300
                                                                                                            --------------

ENTERTAINMENT                                                             0.20%
     VIACOM INC. - CLASS B                                                                    *3,000             181,313
                                                                                                            --------------

FINANCIAL SERVICES                                                        0.70%
     EDWARDS (A.G.), INC.                                                                      3,100              99,394
     FANNIE MAE                                                                               12,300             767,981
                                                                                                            --------------
                                                                                                                 867,375
                                                                                                            --------------

FOOD & BEVERAGE                                                           0.10%
     SARA LEE COMMON STOCK                                                                     5,500             121,344
                                                                                                            --------------

FOOD PRODUCTS                                                             0.10%
     MCCORMICK & CO., INC.                                                                     4,900             145,775
                                                                                                            --------------

GAS UTILITY                                                               0.40%
     COLUMBIA GAS SYSTEM                                                                       7,300             461,725
                                                                                                            --------------

HOTELS & LODGING                                                          0.20%
     STARWOOD HOTELS & RESORTS                                                                 8,100             190,350
                                                                                                            --------------

INDUSTRIAL GOODS & SERVICES                                               1.40%
     CLOROX COMPANY                                                                           20,000           1,007,500
     WERNER ENTERPRISES, INC.                                                                 44,800             630,000
                                                                                                            --------------
                                                                                                               1,637,500
                                                                                                            --------------

INFORMATIONAL SERVICES                                                    0.10%
     AFFILIATED COMPUTER SVCS                                                                 *1,800              82,800
                                                                                                            --------------

INSURANCE                                                                 5.00%
     XL CAPITAL LTD. CLASS-A                                                                   2,000             103,750
     AMER INT'L GROUP                                                                         31,200           3,373,500
     CIGNA CORP.                                                                              19,900           1,603,194
     CONSECO                                                                                  29,000             518,375
     MARSH MCLENNAN COS COM                                                                    4,600             440,163
                                                                                                            --------------
                                                                                                               6,038,982
                                                                                                            --------------

INTERNET CONTENT                                                          0.60%
     REDBACK NETWORKS, INC.                                                                   *4,000             710,000
                                                                                                            --------------

INVESTMENT COMPANY                                                        0.30%
     LEGG MASON, INC.                                                                          8,400             304,500
                                                                                                            --------------

                                              ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/99

                                                                              % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
MACHINERY & EQUIPMENT                                                     1.10%
     CATERPILLAR, INC.                                                                         6,600             310,613
     INGERSOLL - RAND CO.                                                                     17,900             985,619
                                                                                                            --------------
                                                                                                               1,296,232
                                                                                                            --------------

MANUFACTURING-CAPITAL GOODS                                               1.10%
     EATON CORP.                                                                              17,900           1,299,988
                                                                                                            --------------

MANUFACTURING-CONSUMER GOODS                                              2.10%
     MATTEL INC.                                                                              96,500           1,266,563
     MINN. MINING & MANUFACTURING                                                             13,000           1,272,375
                                                                                                            --------------
                                                                                                               2,538,938
                                                                                                            --------------

MANUFACTURING - MISCELLANEOUS                                             1.60%
     EASTMAN KODAK CO.                                                                        10,400             689,000
     KIMBERLY-CLARK CORP.                                                                     18,400           1,200,600
                                                                                                            --------------
                                                                                                               1,889,600
                                                                                                            --------------

MEDICAL EQUIPMENT & SUPPLIES                                              1.00%
     BAXTER INTERNATIONAL                                                                     18,500           1,162,031
                                                                                                            --------------

MEDICAL SERVICES                                                          0.50%
     COLUMBIA HCA HEALTHCARE                                                                  20,100             589,181
                                                                                                            --------------

METALS & MINING                                                           1.80%
     ALCOA INC.                                                                               25,600           2,124,800
                                                                                                            --------------

OFFICE/BUSINESS EQUIP & SUPPLIES                                          1.90%
     DANKA BUSINESS SYSTEMS                                                                  *27,000             342,563
     I B M                                                                                    18,200           1,965,600
                                                                                                            --------------
                                                                                                               2,308,163
                                                                                                            --------------

OIL & GAS EQUIPMENT/SERVICES                                              0.30%
     SANTA FE INTERNATIONAL                                                                    1,500              38,813
     ENRON CORP.                                                                               6,000             266,250
                                                                                                            --------------
                                                                                                                 305,063
                                                                                                            --------------

OIL & GAS EXPLOR PROD & SER                                              10.20%
     TRANSOCEAN OFFSHR                                                                       *49,500           1,630,406
     CHEVRON CORP.                                                                            25,800           2,234,925
     CONOCO INC.                                                                             152,600           3,795,925
     QUAKER STATE CO.                                                                        216,600           2,206,613
     REPSOL S.A. ADR                                                                         106,900           2,485,425
                                                                                                            --------------
                                                                                                              12,353,294
                                                                                                            ==============

ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/99



                                                                              % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
OIL & GAS TRANSMISSION                                                    1.00%
     EL PASO ENERY CORP.                                                                      32,000           1,242,000
                                                                                                            --------------

PAPER PRODUCTS                                                            1.80%
     BOWATER, INC.                                                                             2,500             135,781
     TEMPLE - INLAND INC.                                                                      9,900             652,781
     WEYERHAUESER                                                                             18,600           1,335,713
                                                                                                            --------------
                                                                                                               2,124,275
                                                                                                            --------------

PHARMACEUTICALS                                                           2.80%
     ABBOTT LABS                                                                              27,400             994,963
     AMERICAN HOME PRODUCTS                                                                   24,400             962,275
     PHARMACIA & UPJOHN                                                                       32,100           1,444,500
                                                                                                            --------------
                                                                                                               3,401,738
                                                                                                            --------------

PRINTING & PUBLISHING                                                     1.00%
     GANNETT COMPANY, INC.                                                                    15,100           1,231,594
                                                                                                            --------------

PUBLISHING                                                                0.10%
     A.H. BELO CORPORATION                                                                     3,500              66,719
                                                                                                            --------------

RAILROADS                                                                 0.00%
     CANADIAN NATIONAL RAILWAY                                                                 1,900              50,350
                                                                                                            --------------

RESTAURANTS                                                               1.20%
     MCDONALD'S CORP.                                                                         36,200           1,459,313
                                                                                                            --------------

RETAIL STORES                                                             2.20%
     DAYTON-HUDSON CORP.                                                                      31,500           2,313,281
     INTIMATE BRANDS INC.                                                                      8,000             345,000
                                                                                                            --------------
                                                                                                               2,658,281
                                                                                                            --------------

TOBACCO                                                                   0.70%
     PHILIP MORRIS COS., INC.                                                                 38,200             885,763
                                                                                                            --------------

TELECOMMUNICATIONS                                                       15.50%
     AT&T CORP.                                                                              123,100           6,247,325
     ASSOCIATES FIRST CAPITAL                                                                 54,400           1,492,600
     MCI WORLDCOM INC.                                                                       *53,850           2,857,416
     SBC COMMUNICATIONS INC.                                                                  82,800           4,036,500
     SPRINT CORP.                                                                             44,500           2,995,406
     SPRINT CORP.  PCS                                                                       *14,300           1,465,750
                                                                                                            --------------
                                                                                                              19,094,997
                                                                                                            --------------

                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/99


                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
TELECOMMUNICATIONS-SRVS & EQUIP                                           2.50%
     ECHOSTAR COMMUNICATIONS                                                                 *30,500           2,973,750
                                                                                                            --------------

UTILITIES - TELECOMMUNICATIONS                                            1.90%
     BELL ATLANTIC                                                                            36,400           2,240,875
                                                                                                            --------------

WASTE MANAGEMENT                                                          0.20%
     REPUBLIC SERVICES, INC.                                                                 *14,000             201,250
                                                                                                            --------------

TOTAL COMMON STOCK - 100% (Cost $120,425,644)                                                                121,233,559
                                                                                                            ==============

     * Non-dividend producing as of December 31, 1999

ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
GROWTH FUND - 12/31/99


                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
COMMERCIAL PAPER - 2.70%

FINANCIAL SERVICES                                                        2.70%
     AMER EXP 3.25%   01/06/00                                                               900,000             900,000
                                                                                                            --------------

     TOTAL COMMERCIAL PAPER  (Cost $900,000)                                                                     900,000
                                                                                                            --------------

COMMON STOCK - 97.30%

AIRCRAFT ENGINES & ENGINE PARTS                                           2.20%
     HONEYWELL INTERNATIONAL                                                                  12,900             744,169
                                                                                                            --------------

BANKING                                                                   5.10%
     CHASE MANHATTAN CORP.                                                                     8,600             668,113
     CITIGROUP INC.                                                                           19,000           1,055,688
                                                                                                            --------------
                                                                                                               1,723,801
                                                                                                            --------------

BEVERAGES - DOMESTIC                                                      1.10%
     COCA-COLA CO.                                                                             5,600             326,200
     COCA-COLA ENTERPRISES                                                                     1,600              32,200
                                                                                                            --------------
                                                                                                                 358,400
                                                                                                            --------------

BREWERY                                                                   1.30%
     ANHEUSER-BUSCH                                                                            6,200             439,425
                                                                                                            --------------

BROADCASTING                                                              3.40%
     CBS CORPORATION                                                                         *17,800           1,138,088
                                                                                                            --------------

BUSINESS SERVICES                                                         1.00%
     FIRST DATA CORP.                                                                          6,500             320,531
                                                                                                            --------------

CHEMICALS                                                                 1.80%
     DOW CHEMICAL COMPANY                                                                      4,600             614,675
                                                                                                            --------------

COMPUTER SOFTWARE                                                         7.90%
     CITRIX SYSTEMS INC.                                                                      *1,300             159,900
     ELECTRONIC DATA SERVICES                                                                 10,400             696,150
     MICROSOFT                                                                               *13,500           1,576,125
     ORACLE CORP.                                                                             *2,000             224,125
                                                                                                            --------------
                                                                                                               2,656,300
                                                                                                            --------------

COMPUTERS                                                                10.10%
     CISCO SYSTEMS                                                                           *14,900           1,596,155
     DELL COMPUTER CORP.                                                                      *9,300             474,300
     INTEL CORPORATION                                                                         8,500             699,656
     SUN MICROSYSTEMS                                                                         *5,200             402,675
     VERITAS SOFTWARE                                                                         *1,900             271,938
                                                                                                            --------------
                                                                                                               3,444,724
                                                                                                            --------------

                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/99


                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
CONSUMER GOODS & SERVICES                                                 3.50%
     BLACK & DECKER                                                                            7,700             402,325
     COLGATE-PALMOLIVE CO.                                                                    14,000             910,000
                                                                                                            --------------
                                                                                                               1,312,325
                                                                                                            --------------

DRUGS                                                                     1.40%
     BIOGEN, INC.                                                                             *5,400             456,300
                                                                                                            --------------

ELECTRICAL & ELECTRONIC                                                   2.60%
     TERADYNE INC.                                                                           *13,300             877,800
                                                                                                            --------------

ELECTRICAL EQUIPMENT                                                      4.00%
     GENERAL ELECTRIC CO.                                                                      8,700           1,346,325
                                                                                                            --------------

ELECTRONICS                                                               6.60%
     EMC CORP/MASS                                                                             8,500             928,625
     SOLECTRON CORP.                                                                          *4,700             447,088
     TEXAS INSTRUMENTS INC.                                                                    8,500             823,438
                                                                                                            --------------
                                                                                                               2,199,151
                                                                                                            --------------

ENTERTAINMENT                                                             2.90%
     DISNEY WALT COMPANY                                                                      10,300             301,275
     USA NETWORKS INC.                                                                        *5,600             309,400
     VIACOM INC - CLASS B                                                                     *5,700             344,494
                                                                                                            --------------
                                                                                                                 955,169
                                                                                                            --------------

FINANCIAL SERVICES                                                        1.10%
     MORGAN ST DEAN WITTER                                                                     2,500             356,875
                                                                                                            --------------

FOOD PRODUCTS                                                             0.90%
     PROCTER & GAMBLE CO.                                                                      2,800             306,775
                                                                                                            --------------

INFORMATIONAL SERVICES                                                    1.00%
     AMERICA ONLINE, INC.                                                                      4,300             324,381
                                                                                                            --------------

INSURANCE                                                                 4.30%
     ACE LIMITED                                                                              18,900             315,394
     AMER INT'L. GROUP                                                                         7,900             854,188
     MARSH MCLENNAN COS COM                                                                    3,000             287,063
                                                                                                            --------------
                                                                                                               1,456,645
                                                                                                            --------------

LEISURE & TOURISM                                                         0.90%
     HARLEY-DAVIDSON INC.                                                                      5,400             345,938
                                                                                                            --------------

MANUFACTURING-CAPITAL GOODS                                               0.80%
     DANAHER CORP.                                                                             5,600             270,200
                                                                                                            --------------

ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/99

                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
MEDICAL EQUIPMENT & SUPPLIES                                              4.90%
     BAXTER INTERNATIONAL                                                                      5,900             370,594
     GUIDANT CORP COMMON STOCK                                                                *6,900             324,300
     TYCO INTERNATIONAL                                                                       24,300             944,663
                                                                                                            --------------
                                                                                                               1,639,557
                                                                                                            --------------

MERCHANDISING                                                             1.90%
     OMNICOM GROUP COM                                                                         6,200             620,000
                                                                                                            --------------

OIL & GAS EQUIPMENT/SERVICES                                              1.30%
     HALLIBURTON CO.                                                                          10,800             434,700
                                                                                                            --------------

OIL & GAS EXPLOR PROD & SER                                               5.00%
     CONOCO INC.                                                                              24,800             616,900
     EXXON MOBIL CORP. COM                                                                     3,900             314,194
     TOTAL FINA SA - SPON ADR                                                                 13,000             900,250
                                                                                                            --------------
                                                                                                               1,831,344
                                                                                                            --------------

PHARMACEUTICALS                                                           5.20%
     AMGEN INC.                                                                                8,400             504,525
     BRISTOL MYERS SQUIBB CO.                                                                  8,200             526,338
     PFIZER INC.                                                                              10,900             353,569
     WARNER LAMBERT CO.                                                                        4,400             360,525
                                                                                                            --------------
                                                                                                               1,744,957
                                                                                                            --------------

RETAIL STORES                                                             6.10%
     BEST BUY COMPANY, INC.                                                                   *8,900             446,669
     CVS CORP.                                                                                11,000             439,313
     HOME DEPOT INC.                                                                           1,500             102,844
     STAPLES, INC.                                                                           *21,000             435,750
     WAL-MART STORES, INC.                                                                     8,800             608,300
                                                                                                            --------------
                                                                                                               2,032,876
                                                                                                            --------------

TELECOMMUNICATIONS                                                        7.40%
     MCI WORLDCOM INC.                                                                       *16,050             851,653
     NOKIA CORP ADR                                                                            6,900           1,311,000
     VOICESTREAM WIRELESS CORP.                                                               *3,600             512,325
                                                                                                            --------------
                                                                                                               2,674,978
                                                                                                            --------------

TELECOMMUNICATIONS-SRVS & EQUIP                                           1.80%
     LUCENT TECHNOLGIES                                                                        4,400             329,175
     NORTEL NETWORKS CORP.                                                                     2,600             262,600
                                                                                                            --------------
                                                                                                                 591,775
                                                                                                            --------------

TOTAL COMMON STOCK  (Cost $28,605,806)                                                                        33,218,184
                                                                                                            --------------

                                                                                                            --------------
TOTAL INVESTMENTS - 100% (Cost $29,505,806)                                                                   34,118,184
                                                                                                            ==============

*Non-dividend producing as of December 31, 1999

                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
INTERNATIONAL FUND - 12/31/99


                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
ADVERTISING                                                               1.50%
     SAATCHI & SAATCHI PLC                                                                    40,800             245,463
     ASATSU, INC.                                                                              5,200             350,596
                                                                                                            --------------
                                                                                                                 596,059
                                                                                                            --------------

AEROSPACE                                                                 0.20%
     BPS BRITISH AEROSPACE PLC                                                                10,291              68,146
                                                                                                            --------------

AUTOMOTIVE                                                                0.90%
     BAYERISCHE MOTOREN WERKE                                                                 11,700             357,293
                                                                                                            --------------

BANKING                                                                   3.00%
     DEM BAYER HYPO VEREINS                                                                    4,700             321,162
     ESP BANCO SANTANDER                                                                      30,000             339,847
     FFR CREDIT LYONNAIS                                                                       6,100             279,114
     DEM DEUTSCHE BANK AG-REG                                                                  3,200             270,426
                                                                                                            --------------
                                                                                                               1,210,549
                                                                                                            --------------

BANKING & FINANCIAL SERVICES                                              0.60%
     YEN - DAI-ICHI BANK                                                                      18,000             167,970
     SAKURA BANK LTD.                                                                         15,000              86,770
                                                                                                            --------------
                                                                                                                 254,740
                                                                                                            --------------

BROADCASTING                                                              3.60%
     ADR GRUPO TELEVISA SA                                                                     1,800             122,850
     FFR TV FRANCAISE                                                                          1,500             786,123
     ITL MEDIA SET                                                                            17,000             264,541
     EM.TV & MERCHANDISING AG                                                                  4,200             277,260
                                                                                                            --------------
                                                                                                               1,450,774
                                                                                                            --------------

BUILDING PRODUCTS                                                         0.50%
     BPS HANSON PLC                                                                           22,100             185,250
                                                                                                            --------------

BUSINESS SERVICES                                                         0.70%
     FFR VIVENDI                                                                               3,200             289,132
                                                                                                            --------------

CHEMICALS                                                                 0.20%
     HKD YIZHENG CHEMICAL                                                                    342,000              95,680
                                                                                                            --------------

COMMERCIAL SERVICES                                                       0.60%
     FFR BOUYGUES                                                                                400             254,381
                                                                                                            --------------

COMPUTER SOFTWARE                                                         2.50%
     BPS - EIDOS PLC                                                                           3,400             299,278
     SAP AG                                                                                      500             305,127
     INTERSHOP COMMUNICATIONS                                                                    900             257,607
     YEN - FUJI SOFT ABC CORP.                                                                 1,700             132,890
                                                                                                            --------------
                                                                                                                 994,902
                                                                                                            --------------

ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/99


                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------

COMPUTERS                                                                 4.70%
     ASM LITHOGRAPHY - ADR                                                                    *6,000             682,500
     CMG PLC                                                                                   4,400             325,901
     EQUANT NV-NY REG. SHRS                                                                   *1,600             179,200
     NLG EQUANT N.V.                                                                           3,800             431,622
     YEN - FUJITSU LTD.                                                                        5,800             264,100
                                                                                                            --------------
                                                                                                               1,883,323
                                                                                                            --------------

DIVERSIFIED                                                               2.90%
     BILLITON PLC                                                                             62,800             367,170
     BPS INVENSYS PLC                                                                         71,700             390,255
     YEN - RYOHIN KEIKAKU CO.                                                                  2,100             420,862
                                                                                                            --------------
                                                                                                               1,178,287
                                                                                                            --------------

ELECTRICAL & ELECTRONIC                                                   2.80%
     BPS MARCONIN PLC                                                                         24,000             424,060
     YEN HITACHI                                                                              12,000             192,300
     OMRON CORP.                                                                               7,000             161,081
     TAIWAN SEMICONDUCTOR-ADR                                                                 *7,600             342,000
                                                                                                            --------------
                                                                                                               1,119,441
                                                                                                            --------------

ELECTRICAL EQUIPMENT                                                      1.20%
     KEYENCE CORP.                                                                             1,200             486,613
                                                                                                            --------------

ELECTRONICS                                                              16.60%
     BPS ARM HOLDINGS                                                                         15,000           1,002,973
     SAMSUNG ELEC. GDR - 144A                                                                  1,900             232,275
     ROYAL PHILIPS ELECTRNICS                                                                  4,000             540,000
     EPCOS AG                                                                                  4,200             313,240
     SGD CHARTERED SEMI                                                                       50,000             273,216
     FANUC, LTD.                                                                               6,100             775,464
     YEN KYOCERA CORPORATION                                                                   3,100             802,716
     MURATA MANUFACTURING CO.                                                                  4,000             938,050
     YEN SONY CORP.                                                                            3,200             947,430
     YEN TOKYO ELECTRON                                                                        2,000             273,598
     STMICROELECTRONICS NV-NY                                                                  4,000             605,750
                                                                                                            --------------
                                                                                                               6,704,712
                                                                                                            --------------

ENERGY                                                                    1.00%
     BPS SHELL TRNSPORT/TRADNG                                                                49,400             410,299
                                                                                                            --------------

FINANCIAL SERVICES                                                        2.80%
     FORTIS (B)                                                                                9,400             339,351
     YEN NOMURA SECURITIES                                                                    21,000             378,591
     ADR ORIX CORP.                                                                            3,700             419,719
                                                                                                            --------------
                                                                                                               1,137,661
                                                                                                            --------------


                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/99


                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
FOREST PRODUCTS                                                           0.50%
     STORA ENSO OYJ R SHARES                                                                  11,500             200,628
                                                                                                            --------------

HEALTH CARE                                                               0.90%
     FFR RHODIA                                                                               15,800             357,335
                                                                                                            --------------

INSURANCE                                                                 2.50%
     FFR AXA                                                                                   2,500             348,716
     SKANDIA FORSAKRINGS AB                                                                   10,900             329,735
     AEGON NV                                                                                  3,500             338,285
                                                                                                            --------------
                                                                                                               1,016,736
                                                                                                            --------------

LEISURE TIME                                                              0.40%
     YEN ROUND ONE CORP.                                                                          11             148,329
                                                                                                            --------------

MACHINERY & EQUIPMENT                                                     2.70%
     DEM MANNESMANN AG                                                                         3,600             868,968
     THK CO. LTD.                                                                              5,400             217,921
                                                                                                            --------------
                                                                                                               1,086,889
                                                                                                            --------------

MANUFACTURING - MISCELLANEOUS                                             1.20%
     FLEXTRONICS                                                                              *6,000             276,000
     DEM THYSSEN KRUPP AG                                                                      6,200             189,022
                                                                                                            --------------
                                                                                                                 465,022
                                                                                                            --------------

MEDICAL EQUIPMENT & SUPPLIES                                              2.50%
     BPS SMITH & NEPHEW                                                                       63,000             211,643
     BIOVAIL CORP INT'L.                                                                      *4,100             384,375
     FRESENIUS MEDICAL CARE AG                                                                 4,600             393,606
                                                                                                            --------------
                                                                                                                 989,624
                                                                                                            --------------

METAL-ALUMINUM                                                            0.90%
     PECHINEY SA                                                                               5,000             357,535
                                                                                                            --------------

METALS & MINING                                                           0.50%
     CAD FALCONBRIDGE LTD.                                                                    10,100             179,810
                                                                                                            --------------

OIL & GAS EQUIPMENT/SERVICES                                              0.90%
     SCHLUMBERGER LTD. ADR                                                                     6,600             371,250
                                                                                                            --------------

OIL & GAS EXPLOR PROD & SERVICES                                          2.20%
     TRANSOCEAN SEDCO FOREX                                                                    1,278              43,045
     ANDERSON EXPLORATION LTD.                                                               *15,000             178,547
     ITL ENTE NAZ IDROC                                                                       24,700             135,921
     FFR TOTAL S.A. 'B'                                                                        2,748             366,968
     PRECISION DRILLING CORP.                                                                 *7,000             179,813
                                                                                                            --------------
                                                                                                                 904,294
                                                                                                            --------------

ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/99


                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
PAPER PRODUCTS                                                            0.30%
     ARACRUZ CELULOSE S.A.                                                                     3,800              99,750
                                                                                                            --------------

PETROLEUM-RETAIL                                                          0.60%
     PETROLEO BRASILEIRO - ADR                                                                 9,600             246,221
                                                                                                            --------------

PHARMACEUTICALS                                                           0.40%
     SHIRE PHARMACEUTICALS                                                                    *5,000             145,625
                                                                                                            --------------

RETAIL STORES - GROCERY                                                   2.70%
     FFR CARREFOUR SA                                                                          2,400             442,890
     YEN - SEVEN ELEVEN JAPAN                                                                  4,000             633,184
                                                                                                            --------------
                                                                                                               1,076,074
                                                                                                            --------------

STEEL                                                                     1.20%
     CORUS GROUP PLC                                                                         178,200             464,814
                                                                                                            --------------

TRANSPORTATION & SHIPPING                                                 2.20%
     TNT POST GROUP NV                                                                        12,000             344,080
     CHINA SHIPPING DEV. CO.                                                                 540,000             106,967
     YAMATO TRANSPORT CO., LTD.                                                               11,000             425,640
                                                                                                            --------------
                                                                                                                 876,687
                                                                                                            --------------

TELECOMMUNICATIONS                                                       20.20%
     BPS BRIT TELECOM                                                                         10,300             249,533
     COLT TELECOM GROUP PLC                                                                    5,900             304,454
     BPS VODAFONE                                                                             34,900             172,060
     CHINA TELECOM - ADR                                                                      *2,000             257,125
     USD GLOBAL TELESYSTEMS                                                                   13,600             470,900
     ITL TELECOM ITALIA                                                                       41,000             458,259
     KOREA TELECOM CORP.                                                                       4,200             313,950
     DEM DEUTSCHE TELEKOM                                                                      6,000             427,530
     EUR - SONERA GROUP PLC                                                                    7,200             493,806
     MAGYAR TAVKOZLESI RT, ADR                                                                 5,400             194,400
     DAK TELE DANMANK 'B'                                                                      5,000             371,858
     NTT DATA CORPORATION                                                                         28             642,955
     YEN NTT MOBILE COMM.                                                                         18             691,225
     NTL INCORPORATED                                                                         *1,700             212,075
     YEN HIKARI TSUSHIN, INC.                                                                    100             200,313
     KDD CORP.- TOKYO SHRS.                                                                    4,100             567,286
     NOKIA CORP.- ADR                                                                          4,800             912,000
     YEN NIPPON TELEGRAPH TELE                                                                    35             598,495
     OKI ELECTRIC INDUSTRY CO.                                                                28,000             164,706
     PARTNER COMM. CO. - ADR                                                                  *3,600              93,150
     TELE NORTE LESTE - ADR                                                                    4,500             114,750
     TELEFONOS DE MEXICO                                                                       3,500             393,750
                                                                                                            --------------
                                                                                                               8,304,580
                                                                                                            --------------

                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/99


                                                                             % OF         SHARES OR            MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS         PAR VALUE             VALUE
                                                                     ------------        -----------       --------------
TELECOMMUNICATIONS-SERVICES & EQUIPMENT                                   7.60%
     THUS PLC                                                                                 22,400             140,372
     ERICSSON TEL-SP ADR                                                                      14,200             932,763
     KONINKLIJKE KPN NV                                                                        4,300             419,941
     UNITED PAN-EUROPE COMM.                                                                   1,900             243,194
     KPNQWEST NV                                                                               3,600             239,828
     NORTEL NETWORKS CORP.                                                                     6,000             606,000
     MATSUSHITA COMM. IND.                                                                     1,800             474,888
                                                                                                            --------------
                                                                                                               3,056,986
                                                                                                            --------------

WHOLESALE DISTRIBUTION                                                    3.30%
     YEN - SOFTBANK CORP.                                                                      1,400           1,337,893
                                                                                                            --------------

TOTAL COMMON STOCK - 100% (Cost $27,677,077)                                                                  40,363,324
                                                                                                            ==============


* Non-dividend producing as of December 31, 1999

ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Assets and Liabilities


                                       MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
As of December 31, 1999                    FUND            BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                        -------------     -------------    -------------     -------------    -------------

ASSETS
Investments at value                     $122,384,478      $157,697,931     $121,233,559       $34,118,184      $40,363,324
Cash                                            1,077         3,059,828      164,087,156            29,695          994,219
Receivables:
     Investments sold                              --                --               --            69,469          300,030
     Investment income                        397,195         1,595,307          473,729            13,408           10,836
Other assets                                       --                --          107,288                --               10
Foreign currency holdings                          --                --               --                --               54
                                        -------------     -------------    -------------     -------------    -------------
Total Assets                              122,782,750       162,353,066      285,901,732        34,230,756       41,668,473
                                        -------------     -------------    -------------     -------------    -------------

LIABILITIES
Payables:
Investments purchased                              --                --      106,245,261           655,355          206,357
     Income payable                           566,380                --               --                --               --
     Advisory fees                            103,802           141,053          289,819            52,406           71,559
     Transfer agent fees                          264                41           63,471               198              100
     12b-1 fees                                    --            61,393           72,211            11,367           12,628
     Service fees                              44,487            61,393           72,461            11,367           12,628
Accrued expenses                                9,100            10,600           17,070             5,650            6,025
                                        -------------     -------------    -------------     -------------    -------------
Total Liabilities                             724,033           274,480      106,760,293           736,343          309,297
                                        -------------     -------------    -------------     -------------    -------------
NET ASSETS                               $122,058,717      $162,078,586     $179,141,439       $33,494,413      $41,359,176
                                        =============     =============    =============     =============    =============

SHARES OUTSTANDING                        122,060,187        16,418,415       27,085,682         2,941,725        2,911,935
                                        =============     =============    =============     =============    =============

NET ASSET VALUE PER SHARE                       $1.00             $9.87                             $11.39           $14.20

Class A based on net assets of
$178,437,477 and 26,978,952
shares outstanding                                                                 $6.61

Class R based on net assets of
$703,962 and 106,730
shares outstanding
                                                                                   $6.60

                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Operations
For the year or period ended December 31, 1999


                                       MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
                                          FUND**          BOND FUND*       VALUE FUND       GROWTH FUND*         FUND*
                                        -------------     -------------    -------------     -------------     ------------

INVESTMENT INCOME
Interest                                   $2,481,410        $3,528,866         $337,360           $21,388          $47,710
Dividends                                          --                --        4,131,443            71,774           24,054
Miscellaneous                                     251             9,774            5,698               291              300
                                        -------------     -------------    -------------     -------------    -------------
Total Investment Income                     2,481,661         3,538,640        4,474,501            93,453           72,064
                                        -------------     -------------    -------------     -------------    -------------

EXPENSES
Advisory fees                                 156,807           188,433        1,062,092            69,526           92,574
12b-1 fees                                         --            82,010          428,188            15,073           16,337
Service fees                                   67,204            82,010           97,811            15,073           16,337
Shareholder report                                628               633           73,048               633              633
Fund accounting fees                           16,183            19,044           48,901            12,649           13,600
Audit fees                                      1,623             1,639           26,798             1,639            1,639
Custodian fees                                  4,914             6,480           35,388             2,152            2,310
Insurance                                       1,337             2,200           12,102               393              391
Legal fees                                      5,586             5,593           67,270             5,593            5,593
Organization expense                           21,391            21,391           30,692            21,391           21,391
Registration fees                                 109               116           25,011               116              116
Transfer agent fees                               312                46          256,331               203              105
Transfer agent fees - Class R                      --                --            1,046                --               --
                                        -------------     -------------    -------------     -------------     ------------
Total Expenses                                276,094           409,595        2,164,678           144,441          171,026

Fees paid indirectly                               --                --          (18,150)               --               --
                                        -------------     -------------    -------------     -------------     ------------
Net Expenses                                  276,094           409,595        2,146,528           144,441          171,026
                                        -------------     -------------    -------------     -------------     ------------
Net Investment Income (Loss)                2,205,567         3,129,045        2,327,973           (50,988)         (98,962)
                                        -------------     -------------    -------------     -------------     ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized and Unrealized Gain (Loss) on Investments
     Net realized gain (loss) on
        security transactions                  (1,470)         (520,543)     (16,305,655)         (507,647)        (422,122)
     Net realized gain (loss) on
        foreign currency transactions              --                --               --                --           48,032
     Changes in net unrealized
        appreciation or  depreciation
        of investments
        and foreign currency                       --        (1,565,246)      (1,651,637)        4,612,378       12,686,197
                                        -------------     -------------    -------------     -------------     ------------
Net Gain (Loss) on Investments                 (1,470)       (2,085,789)     (17,957,292)        4,104,731       12,312,107
                                        -------------     -------------    -------------     -------------     ------------

NET INCREASE (DECREASE) IN
     NET ASSETS  RESULTING
     FROM OPERATIONS                       $2,204,097        $1,043,256     ($15,629,319)       $4,053,743      $12,213,145
                                        =============     =============    =============     =============     ============



*    Period from August 30, 1999 (inception) to December 31, 1999

**   Period from August 19, 1999 (inception) to December 31, 1999

ACTIVA Mutual Funds Annual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Changes in Net Assets

                                       MONEY MARKET     INTERMEDIATE                                        INTERNATIONAL
                                           FUND**        BOND FUND*          VALUE FUND          GROWTH FUND*    FUND*
For the year or period ended December 31,  1999             1999          1999          1998        1999          1999
                                        -----------    -----------   --------------------------  -----------   -----------
NET ASSETS FROM OPERATIONS
Net investment income                    $2,205,567     $3,129,045    $2,327,973     $1,665,189     ($50,988)     ($98,962)
Net realized gain (loss) on investments      (1,470)      (520,543)  (16,305,655)    25,406,792     (507,647)     (374,090)
Net increase (decrease) in unrealized
     appreciation                             --        (1,565,246)   (1,651,637)   (10,357,465)   4,612,378    12,686,197
                                        -----------    -----------   -----------    -----------  -----------   -----------
Net increase (decrease) in net assets
     resulting  from operations           2,204,097      1,043,256   (15,629,319)    16,714,516    4,053,743    12,213,145

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                             (2,205,567)    (3,135,031)   (2,385,633)    (1,662,878)          --            --
     Class R                                     --             --        (9,561)        (1,625)          --            --
Net realized gain from investment transactions:
     Class A                                     --             --            --    (25,670,393)          --            --
     Class R                                     --             --            --        (19,517)          --            --
                                        -----------    -----------   -----------    -----------  -----------   -----------
Total distributions to shareholders      (2,205,567)    (3,135,031)   (2,395,194)   (27,354,413)          --            --

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                            385,892,878    161,036,335    43,711,117     65,648,672   29,440,970    29,159,031
     Class R                                  --             --          761,794        135,152         --              --
Net asset value of shares issued to shareholders in
reinvestment of investment income and realized gain
from security transactions:
     Class A                              1,640,409      3,135,026     2,333,242     25,976,297           --            --
     Class R                                   --            --            9,566         21,142           --            --
Payment for shares redeemed:
     Class A                           (265,473,100)        (1,000)  (29,493,812)   (40,349,536)        (300)      (13,000)
     Class R                                     --             --      (111,360)            --           --            --
                                        -----------    -----------   -----------    -----------  -----------   -----------
Net increase in net assets derived
     from capital share transactions    122,060,187    164,170,361    17,210,547     51,431,727   29,440,670    29,146,031
                                        -----------    -----------   -----------    -----------  -----------   -----------
Net Increase (Decrease) in Net Assets   122,058,717    162,078,586      (813,966)    40,791,830   33,494,413    41,359,176
Net Assets, beginning of year or period          --             --   179,955,405    139,163,575           --            --
                                        -----------    -----------   -----------    -----------  -----------   -----------
Net Assets, end of year or period      $122,058,717   $162,078,586  $179,141,439   $179,955,405  $33,494,413   $41,359,176
                                        ===========    ===========   ===========    ===========  ===========   ===========

Net Assets Consist of:
     Capital                           $122,060,187   $164,170,361  $195,278,066   $178,067,593  $29,440,670   $29,146,031
     Undistributed net investment
        income (loss)                            --             --            --          6,548      (50,988)      (98,962)
     Return of capital                           --         (5,986)      (60,670)            --           --            --
     Undistributed net realized
        loss from investments                (1,470)      (520,543)  (16,883,872)      (578,288)    (507,647)     (374,090)
     Unrealized appreciation (depreciation) of
        investments and foreign currency         --     (1,565,246)      807,915      2,459,552    4,612,378    12,686,197
                                        -----------    -----------   -----------    -----------  -----------   -----------
                                       $122,058,717   $162,078,586  $179,141,439   $179,955,405  $33,494,413   $41,359,176
TRANSACTIONS IN FUND SHARES
     Shares sold
     Class A                            385,892,878     16,103,631     5,644,826      8,659,484    2,941,753     2,912,903
     Class R                                     --             --       101,720         15,908           --            --
Reinvested distributions                         --             --            --             --           --            --
     Class A                              1,640,409        314,884       352,454      3,684,581           --            --
     Class R                                     --             --         1,449          3,008           --            --
Shares redeemed
     Class A                           (265,473,100)          (100)   (4,054,442)    (5,307,166)         (28)         (969)
     Class R                                  --             --          (15,356)         --           --               --
                                        -----------    -----------   -----------    -----------  -----------   -----------
Net increase in fund shares             122,060,187     16,418,415     2,030,651      7,055,815    2,941,725     2,911,934

Shares outstanding, beginning of
     year or period                              --             --    25,055,031     17,999,216           --            --
                                        -----------    -----------   -----------    -----------  -----------   -----------
Shares outstanding, end of
     year or period                     122,060,187     16,418,415    27,085,682     25,055,031    2,941,725     2,911,934

*    Period from August 30, 1999 (inception) to December 31, 1999

**   Period from August 19, 1999 (inception) to December 31, 1999

                                               ACTIVA Mutual Funds Annual Report

The accompanying notes are an integral part of these financial statements.

ACTIVA Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The Trust consists of five funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Money Market Fund (Money Market Fund), the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value
Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Money Market Fund's investment objective is to seek a high level of current income as is consistent with preservation of capital and liquidity. The Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market securities, with the average weighted maturity of the securities held not to exceed 90 days.

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to maximize long-term capital appreciation, and invests primarily in common stocks of large and medium size U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of large and medium size non-U.S. companies which are believed by the investment manager to have potential for above-average growth of earnings.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Amway Corporation and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. Each share of Class A and Class R represents an equal proportionate interest in the Value Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class will have exclusive voting rights with respect to matters affecting only that class. Each class bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Security Valuation

Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 1999), and other assets of the Funds, are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds (except the Money Market Fund) may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed


ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Fund's net equity in the contracts is included as unrealized gains or losses in the statement of assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the statement of operations.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period-end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Reorganization Costs

Reorganization costs incurred prior to June 30, 1998 in connection with the reorganization of Amway Mutual Fund and the issuance of Class R shares are being amortized over a period of 60 months using the straight-line method in the Value Fund.

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes.

Dividend Distributions

The Money Market Fund and Intermediate Bond Fund declare dividends daily and monthly respectively, and distribute dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the

                                               ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisery organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------
MONEY MARKET         .35% until assets total $500 million; when assets reach
                     $500 million, .35% on first $100 million; .325% on next
                     $100 million; .30% on assets in excess of $200 million

Intermediate Bond    .40% on first $50 million; .32% on assets in excess of
                     $50 million

Value .65% on first $100 million; .60% on next $50 million, .55% on next $50 million; when assets reach $200 million, .60% on first $200 million, .55% on assets in excess of $200 million

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
----                 -----------
Money Market         JP Morgan Investment Management, Inc.

Intermediate Bond    Van Kampen Management, Inc.

Value                Ark Asset Management Co., Inc.*

Growth               State Street Research & Management Company

International        Nicholas-Applegate Capital
                     Management

* Wellington Management Company, LLP became sub-adviser for the Value Fund effective December 30, 1999. Prior to that agreement, sub-advisery services were provided by Ark Asset Management Co., Inc. as disclosed above.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except the Money Market Fund and Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year or period ended December 31, 1999, the Board of Trustees approved an annual rate of .15 of 1%.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, the Money Market, Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $1.167 per account in existence during the month (less earnings in the redemption liquidity account in excess of wire transfer fees). The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999, the Trust entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, pay the fees of all Trustees of the Trust, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of average daily net assets.

On July 9, 1999, the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each

ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

On August 28, 1999, the Trust entered into a Sub-Transfer Agency Agreement with Bisys Fund Services Ohio, Inc. For certain sub-transfer agency services provided, Bisys will be compensated by each fund an annual fee of $12,000 plus additional fees based upon the number of accounts opened and closed during the year.

Prior to June 11, 1999, the Value Fund had substantially the same agreements for all of the above services provided by Amway Management Company, the former Adviser, Transfer Agent, Distributor and Underwriter.

4. INVESTMENT TRANSACTIONS

At December 31, 1999, the cost of investments owned by the Value Fund was $120,638,555 for federal income tax purposes. Aggregate gross unrealized gains on securities in which there was an excess of market value over tax cost were $1,402,343. Aggregate gross unrealized losses on securities in which there was an excess of tax cost over market value were $807,338. Net unrealized gains for tax purposes were $595,004, at December 31, 1999.

The unrealized appreciation (depreciation) based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:


                                                                  Cost for
                   Gross            Gross               Net        federal
              unrealized       unrealized        unrealized     income tax
Fund        appreciation     depreciation      appreciation       purposes
             -----------      -----------       -----------     ----------

Growth         1,966,675        1,105,436           861,239     28,421,205
Intermediate
  Bond           895,305          137,758           757,547    167,106,728
Money Market         N/A              N/A               N/A     98,915,906
International  3,133,444          726,960         2,406,484     27,761,426

For the year or period ended December 31, 1999, cost of purchases and proceeds from sales of investments, other than short term securities, were as follows:

Fund                 Gross Purchases             Gross Sales
-----                 --------------              ----------

Money Market              12,491,535                      --
Intermediate Bond        219,949,287              65,102,512
Value                    267,192,171             301,011,480
Growth                    34,899,910               6,376,226
International             47,801,654              19,238,777

5. SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Amway Corporation and Amway Canada, Ltd. (Corporations) received from each corporation part of its Emerald profit-sharing bonus in common stock shares of the Value Fund. On January 13, 2000, the Corporations purchased 336,807 Value Fund shares valued at $2,222,925 (based upon the net asset value of $6.60 per share) and transferred the shares to these Independent Business Owners.

On January 20, 2000, the Intermediate Bond Fund declared and paid a dividend of $.031157 per share, to shareholders of record on January 19, 2000. The amount distributed was $511,558.

                                               ACTIVA Mutual Funds Annual Report

ACTIVA Financial Highlights

                                                                  MONEY     INTERMEDIATE
                                                                 MARKET             BOND
                                                                 FUND**            FUND*            VALUE FUND - CLASS A
                                                             ----------       ----------         --------------------------
Per share outstanding throughout the year or
period ended December 31,                                          1999             1999           1999***             1998
                                                             ----------       ----------        ----------       ----------
Net Asset Value, beginning of period                               1.00            10.00              7.18             7.73
Income from investment operations:
   Net investment income (loss)                                    0.02             0.19              0.09             0.08
   Net realized and unrealized gains (losses)
     on securities                                                   --            (0.13)            (0.57)            0.68
                                                             ----------       ----------        ----------       ----------
Total from investment operations                                   0.02             0.06             (0.48)            0.76
Less Distributions:
   Dividends from net investment income                            0.02             0.19              0.09             0.08
   Dividends in excess of net investment income                      --               --                --               --
   Distributions from capital gains                                  --               --                --             1.23
                                                             ----------       ----------        ----------       ----------
Total Distributions                                                0.02             0.19              0.09             1.31
                                                             ----------       ----------        ----------       ----------
Net Asset Value, end of period                                     1.00             9.87              6.61             7.18
Total Return ****                                                  1.83%            0.63%            -6.70%           10.17%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period                                   122,058,717      162,078,588       178,437,477      179,820,020
Ratio of expenses to average net assets*****                        0.6%             0.7%              1.1%             1.0%
Ratio of net income (loss) to average net assets                    5.4%             5.7%              1.2%             1.0%
Portfolio turnover rate                                             N/A             64.6%            144.5%           101.1%
Average commission rate paid per share for
  portfolio transactions                                            N/A              N/A            0.0481           0.0521

*    Period from August 30, 1999 (inception) to December 31, 1999

**   Period from August 19, 1999 (inception) to December 31, 1999

*** Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

**** Total return does not reflect the effect of the sales charge in the years before 1998

***** Ratio includes fees paid with brokerage commissions for fiscal years ending after September 1, 1995; 1999 ratio includes a one time organization expense.

****** The inception date for Value Fund - Class R was 11/1/98

ACTIVA Mutual Funds Annual Report

                                                                          VALUE FUND - CLASS A
                                                                -------------------------------------------
Per share outstanding throughout the year or
period ended December 31,                                           1997             1996              1995
                                                              ----------       ----------        ----------
Net Asset Value, beginning of period                                7.62             7.43              6.88
Income from investment operations:
   Net investment income (loss)                                     0.09             0.10              0.10
   Net realized and unrealized gains (losses)
     on securities                                                  1.62             1.59              1.98
                                                              ----------       ----------        ----------
Total from investment operations                                    1.71             1.69              2.08
Less Distributions:
   Dividends from net investment income                             0.10             0.09              0.11
   Dividends in excess of net investment income                       --               --                --
   Distributions from capital gains                                 1.50             1.41              1.42
                                                              ----------       ----------        ----------
Total Distributions                                                 1.60             1.50              1.53
                                                              ----------       ----------        ----------
Net Asset Value, end of period                                      7.73             7.62              7.43
Total Return ****                                                  22.50%           23.18%            30.55%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period                                    139,163,575      113,327,402        77,248,295
Ratio of expenses to average net assets*****                         0.9%             1.0%              1.1%
Ratio of net income (loss) to average net assets                     1.1%             1.2%              1.2%
Portfolio turnover rate                                            103.1%           100.4%            173.3%
Average commission rate paid per share for
  portfolio transactions                                          0.0574           0.0600            0.0598

                                                                                                  GROWTH    INTERNATIONAL
                                                               VALUE FUND - CLASS R                FUND*            FUND*
                                                              -------------------------       ----------       ----------
Per share outstanding throughout the year or
period ended December 31,                                        1999             1998******        1999             1999
                                                              -------           -------       ----------       ----------
Net Asset Value, beginning of period                             7.16              8.42            10.00            10.00
Income from investment operations:
   Net investment income (loss)                                  0.10              0.09            (0.02)           (0.03)
   Net realized and unrealized gains (losses)
     on securities                                              (0.56)            (0.02)            1.41             4.23
                                                              -------           -------       ----------       ----------
Total from investment operations                                (0.46)             0.07             1.39             4.20
Less Distributions:
   Dividends from net investment income                          0.10              0.10               --               --
   Dividends in excess of net investment income                    --                --               --               --
   Distributions from capital gains                                --              1.23               --               --
                                                              -------           -------       ----------       ----------
Total Distributions                                              0.10              1.33               --               --
                                                              -------           -------       ----------       ----------
Net Asset Value, end of period                                   6.60              7.16            11.39            14.20
Total Return ****                                               -6.43%             7.08%           13.80%           42.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period                                     703,962           135,385       33,494,414       41,359,176
Ratio of expenses to average net assets*****                      1.1%              1.0%             1.3%             1.4%
Ratio of net income (loss) to average net assets                  1.3%              1.8%            -0.5%            -0.9%
Portfolio turnover rate                                         144.5%            101.1%            32.1%            87.6%
Average commission rate paid per share for
  portfolio transactions                                       0.0481            0.0521           0.0332           0.0258


*    Period from August 30, 1999 (inception) to December 31, 1999

**   Period from August 19, 1999 (inception) to December 31, 1999

*** Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

**** Total return does not reflect the effect of the sales charge in the years before 1998

***** Ratio includes fees paid with brokerage commissions for fiscal years ending after September 1, 1995; 1999 ratio includes a one time organization expense.

****** The inception date for Value Fund - Class R was 11/1/98

                                               ACTIVA Mutual Funds Annual Report

ACTIVA Independent Auditors' Report

To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Money Market, Intermediate Bond, Value, Growth and International Funds) as of December 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financials highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Activa Mutual Fund Trust, as of December 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

/s/ BDO SEIDMAN, LLP
Grand Rapids, Michigan

January 28, 2000

                                               ACTIVA Mutual Funds Annual Report

(LOGO: ACTIVA Mutual Funds)

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
WWW.ACTIVAFUNDS.COM


                                   PRESORTED
                                   STANDARD A
                               U.S. POSTAGE PAID
                        SOUTH SUBURBAN, IL PERMIT #3602


                                                               PRINTED IN U.S.A.